FOURTH AMENDMENT

THIS FOURTH AMENDMENT dated as of December 11, 2009 (this “Amendment”) amends the Credit Agreement dated as of May 18, 2007 (as amended, the “Credit Agreement”) among PATRICK INDUSTRIES, INC., an Indiana corporation (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.  Subject to the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:

1.1 Amendments to Definitions in Section 1.1.

1.1.1 The following definitions are added in proper alphabetical sequence:

“Ocala Sale” means the sale of the real property located at 1609 SW 17th Street, Ocala, Florida, for not less than $1,200,000 in cash.

“Purchasing Card Program” means the purchasing card program provided to the Borrower and its Subsidiaries by JPMorgan.

“Woodburn Sale” means the sale of the real property located at 3099 N. Pacific Highway, Woodburn, Oregon, for not less than $3,200,000 in cash.

“Fontana Sale Leaseback” means (a) the sale of the real property located at 13414 Slover Avenue, Fontana, California, for not less than $4,200,000 in cash and (b) the concurrent lease of such property (or a similar property to be used for operations currently conducted at such property) by the Company or a Subsidiary for a term of at least 24 months.

1.1.2 The definitions of “Consolidated EBITDA” and “Permitted Asset Sales” are amended and restated in their entirety to read as follows, respectively:

“Consolidated EBITDA” means, for any period, the sum (without duplication) of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation, amortization, Restructuring Charges and rent expense in an amount not to exceed $45,000 per month for the property sold pursuant to the Fontana Sale Leaseback, plus (c) losses in connection with discontinued operations during such period to the extent approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld) minus (d) gains in connection with discontinued operations during such period, plus (e)

losses in connection with stock warrants revaluation during such period, minus (f) gains in connection with stock warrants revaluation during such period.

“Permitted Asset Sale” means each of, (i) the Ocala Sale, (ii) the Woodburn Sale and (iii) the Fontana Sale Leaseback.

1.2 Amendment to Section 2.5(c).  Section 2.5(c) is amended by adding the following proviso immediately before the period at the end of the first sentence thereof:

; provided, that any Letter of Credit issued in connection with the Fontana Sale Leaseback may expire on the date that is two years after the date of the issuance of such Letter of Credit, so long as the Borrower confirms in writing to the Issuing Bank, at the time of issuance, that such Letter of Credit will be a Supported Letter of Credit

1.3 Amendment to Section 6.2.  Section 6.2 is amended by adding the following new clause (d) in proper sequence and designating existing clauses (d) and (e) as clauses (e) and (f), respectively:

(d)           Liens on cash and a deposit or securities account at JPMorgan securing the obligations of the Borrower under the Purchasing Card Program; provided that the aggregate amount of all such cash and all amounts on deposit in such accounts shall not at any time exceed $250,000.

1.4 Amendment to Section 6.8(a).  Section 6.8(a) is amended in its entirety to read as follows:

(a)           Minimum EBITDA.  Consolidated EBITDA for any fiscal quarter to be less than the amount specified for such quarter on Schedule 6.8.

1.5 Amendments to Schedules.  Schedule 1.1(b) and Schedule 6.8 to the Credit Agreement are replaced with Schedule 1.1(b) and Schedule 6.8 hereto, respectively.

SECTION 2. REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment: (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except to the extent stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default will exist.

SECTION 3. CONDITIONS PRECEDENT.  This Amendment shall become effective on the date on which the Administrative Agent shall have received the following:

(a)           Counterparts of this Amendment signed by the Borrower and the Required Lenders.

(b)           A Confirmation substantially in the form of Exhibit A signed by each Loan Party.

(c)           Payment of all invoiced fees and expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection herewith.

(d)           An amendment fee for each Lender that delivers a signed counterpart to this Amendment to the Administrative Agent, prior to 12:00 p.m. (Chicago time) on December 11, 2009, in an amount equal to the product of 0.15% multiplied by the sum of (i) such Lender’s Revolving Commitment and (ii) the outstanding principal amount of such Lender’s Term Loans.

SECTION 4. MISCELLANEOUS.

4.1 Continuing Effectiveness, etc.  After giving effect to this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.  After the effectiveness hereof, all references to the Credit Agreement in any Loan Document shall be deemed to refer to the Credit Agreement as amended hereby.

4.2 Incorporation of Credit Agreement Provisions.  The provisions of Sections 1.3 (Terms Generally), 9.7 (Severability), 9.10 (Waiver of Jury Trial) and 9.11 (Headings) of the Credit Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.

4.3 Signing in Counterparts.  This Amendment may be signed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  A signature hereto delivered by facsimile or in .pdf format shall be effective as delivery of an original counterpart.

4.4 Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

4.5 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Remainder Of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

PATRICK INDUSTRIES, INC.

By  /s/ Andy L. Nemeth
     Name: Andy L. Nemeth
      Title: Executive Vice President - Finance

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By  /s/ Michelle L. Jameson
      Name: Michelle L. Jameson
      Title:  Vice President

FIFTH THIRD BANK

By  /s/ Kristof C. Schneider
      Name:  Kristof C. Schneider
      Title:  Assistant Vice President

BANK OF AMERICA, N.A., as successor to LaSalle Bank National Association

By  /s/ Robert L. Wallace, Jr.
      Name: Robert L. Wallace, Jr.
      Title: Senior Vice President

KEY BANK, NATIONAL ASSOCIATION

By  /s/ Ryan J. Watkins
      Name: Ryan J. Watkins
      Title:   Vice President

RBS CITIZENS, NATIONAL ASSOCIATION, successor by merger with Charter One Bank

By  /s/ Ruben V. Klein
      Name: Ruben V. Klein
      Title: Senior Vice President

ASSOCIATED BANK

By  /s/  Robert J. Burda
      Name: Robert J. Burda
      Title: Vice President

1ST SOURCE BANK

By  /s/ Jeff Baker
      Name: Jeff Baker
      Title: Senior Vice President

SCHEDULE 1.1(b)

BORROWING BASE AMOUNTS

Period	Amount
November 1, 2009 – December 31, 2009	$25,000,000
January 1, 2010 - January 24, 2010	$21,000,000
January 25, 2010 – February 28, 2010	$23,000,000
March 1, 2010 – March 28, 2010	$26,000,000
March 29, 2010 - April 25, 2010	$28,000,000
April 26, 2010 – June 27, 2010	$27,000,000
June 28, 2010 - August 29, 2010	$28,000,000
August 30, 2010 - October 24, 2010	$26,000,000
October 25, 2010 - November 28, 2010	$25,000,000
November 29, 2010 - December 31, 2010	$21,000,000

SCHEDULE 6.8

CONSOLIDATED EBITDA
Fiscal Quarter (ended on or closest to)	Fiscal Quarter then ending
March 28, 2010	($584,000)
June 27, 2010	$2,204,300
September 26, 2010	$1,973,200
December 31, 2010	$1,434,600

EXHIBIT A

FORM OF CONFIRMATION

December 11, 2009

To:           JPMorgan Chase Bank, N.A., individually and as Administrative
Agent, and the other financial institutions that are
parties to the Credit Agreement referred to below

Please refer to the Fourth Amendment dated as of the date hereof (the “Amendment”) to the Credit Agreement dated as of May 18, 2007 (the “Credit Agreement”) among Patrick Industries, Inc., an Indiana corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.  Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that such undersigned has received a copy of the Amendment and that, after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

PATRICK INDUSTRIES, INC.

By:    /s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President - Finance

ADORN HOLDINGS, INC.

By:    /s/ Andy L. Nemeth
Andy L. Nemeth
Treasurer and Secretary

ADORN, LLC

By:    /s/ Andy L. Nemeth
Andy L. Nemeth
Treasurer and Secretary